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                              ING INVESTORS TRUST

                 ING Legg Mason Value Portfolio ("Portfolio")

                         Supplement Dated June 1, 2005
 to the Adviser Class, Institutional Class, Service Class, and Service 2 Class
                       Prospectuses Dated April 29, 2005


    Effective immediately, the third and fourth paragraphs of the "More on the Portfolio Manager" section found on page 16 of the Adviser Class Prospectus, page 32 of the Institutional Class Prospectus, page 29 of the Service Class Prospectus, and page 28 of the Service 2 Class Prospectus are hereby deleted and replaced with the following:

    NAME                         POSITION AND RECENT BUSINESS EXPERIENCE
    ----                         ---------------------------------------

    Bill Miller - CIO            Legg Mason's investment team is led by Bill
                                 Miller, its Chief Investment Officer (CIO).
                                 Mr. Miller is the creator of Legg Mason's investment process and the model portfolio used by Mary Chris Gay, the portfolio manager, as a basis for the day-to-day management of the Portfolio. Mr. Miller has been employed by Legg Mason since 1982.

    Mary Chris Gay               Ms. Gay, Senior Vice President and portfolio
                                 manager for the Portfolio, implements the investment decisions made and strategies employed by Mr. Miller in the model portfolio, subject to the Portfolio's investment objective, restrictions, cash flows, and other considerations. Ms. Gay has managed or co-managed other equity funds advised by the Legg Mason since 1998 and has been employed by one or more subsidiaries of Legg Mason since
                                 1989.

                        PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.